                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 15, 2004

                        CELL ROBOTICS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


           Colorado                       5049-05                          84-1153295
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer Identification No.)
        incorporation)


2715 Broadbent Parkway N.E., Albuquerque, New Mexico                87107
     (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (505) 343-1131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OF PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         On October 15, 2004, Paul Johnson resigned as Chief Financial Officer of the registrant. Mr. Johnson remains a member of the registrant's board of directors.

         On October 21, 2004, Juanita Johnson, age 40, was appointed as interim Chief Financial Officer of the registrant. Ms. Johnson has over 14 years of finance and accounting experience. From 2002 to 2004, she served as an independent management consultant providing financial services to companies in several different industries. From 1999 to 2001, she served as Director of Finance for the University of Phoenix, New Mexico campus. She also has over six years experience in public accounting with McGladrey & Pullen and Deloitte & Touche. Ms. Johnson holds a Master of Business degree from Western Illinois University and a Bachelor of Science degree with a major in accounting from Augustana College. She is a Certified Public Accountant licensed in the State of New Mexico.


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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               CELL ROBOTICS INTERNATIONAL, INC.


                                               By: /s/ Eutimio Sena
                                                   -----------------------------
                                                   Eutimio Sena
                                                   Chief Executive Officer

Date:  October 21, 2004